EXHIBIT 23.1




                        CONSENT OF REGISTERED INDEPENDENT
                             PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the registration statement (No. 333-57695, 333-48678, 333-72680, 333-82684 and 333-112553) on
Form S-8 of Mobius Management Systems, Inc. of our reports dated July 28, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Stamford, CT
September 10, 2004